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                                                                     EXHIBIT 1.1

                                1,892,857 SHARES

                          NORTHFIELD LABORATORIES INC.

                             SHARES OF COMMON STOCK
                                ($.01 PAR VALUE)

                            PLACEMENT AGENT AGREEMENT

                                                                   July 23, 2003

SG COWEN SECURITIES CORPORATION
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

         NORTHFIELD LABORATORIES INC., a Delaware corporation (the "COMPANY"), proposes to sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this "AGREEMENT") and Subscription Agreements in the form of Exhibit A attached hereto (the "SUBSCRIPTION AGREEMENTS") entered into with the Purchasers identified therein (each a "PURCHASER" and, collectively, the "PURCHASERS"), an aggregate of 1,892,857 shares of Common Stock, $.01 par value (the "COMMON STOCK"), of the Company. The aggregate of 1,892,857 shares so proposed to be sold is hereinafter referred to as the "FIRM STOCK." The Company also proposes to sell to the Purchasers, upon the terms and conditions set forth in Section 3(b) hereof, up to an additional 567,857 shares of Common Stock (the "OPTIONAL STOCK"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "STOCK." The Company hereby confirms its agreement with SG Cowen Securities Corporation ("SG COWEN") as follows (certain terms used herein are defined in Section 13 hereof):

1. AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

         (a) The Company hereby authorizes SG Cowen to act as its exclusive agent (in such capacity, the "PLACEMENT AGENT") to solicit offers for the purchase of all or part of the Stock from the Company in connection with the proposed offering of the Stock (the "OFFERING"). So long as this Agreement shall remain in effect, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Stock otherwise than through the Placement Agent.

         (b) The Placement Agent agrees, as agent of the Company, to use its commercially reasonable efforts to solicit offers to purchase the Stock from

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         the Company on the terms and subject to the conditions set forth in the
         Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Stock has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Stock for its own account and, in soliciting purchases of Stock, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Stock as principal so long as the fact that the Placement Agent (or its affiliate) is a Purchaser is fully disclosed to the Company and the Company approves such purchase of Stock in accordance with Section
         1(c).

         (c) Subject to the provisions of this Section 1, offers for the purchase of Stock may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Stock received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Stock and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, subject to providing prior notice to the Company, to reject any offer to purchase Stock received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

         (d) The purchases of the Stock by the Purchasers shall be evidenced by the execution of the Subscription Agreements.

         (e) As compensation for services rendered, the Company shall pay to the Placement Agent at each Closing Date (as defined below), by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to seven percent (7%) of the gross proceeds received by the Company from the sale of the Stock on such Closing Date. In addition, on the First Closing Date (as defined below), the Company will issue to SG Cowen a warrant (the "PLACEMENT AGENT'S WARRANT"), in the form of Exhibit B attached hereto, to purchase up to the number of shares of Common Stock equal to three percent (3%) of the aggregate number of shares of Stock sold pursuant to this Agreement. The Placement Agent's Warrant will not be exercisable for one year, will have a term of five years and will be exercisable at a price per share equal to the volume weighted average closing price of our Common Stock as reported on the Nasdaq National Market for the five trading day period immediately prior to the closing of the Offering. The shares of Common Stock issuable to SG Cowen

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         upon exercise of the Placement Agent's Warrants are referred to herein as the "WARRANT STOCK."

         (f) No Stock which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Stock shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Stock to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and its subsidiaries represents and warrants to, and agrees with, the Placement Agent and the Purchasers that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on such Form (Registration File No. 333-106615), which became effective as of July 3, 2003, for the registration under the Securities Act of the Stock. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the "RULES AND REGULATIONS") of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to a placement of the Stock and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "REGISTRATION STATEMENT"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "BASE PROSPECTUS"; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called a "PROSPECTUS SUPPLEMENT." Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "INCORPORATED DOCUMENTS") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information

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         which is "contained," "included," "described" or "stated" in the
         Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission.

         (b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the effective date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Placement Agent specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date hereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed

                                       4

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         within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

         (c) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Stock, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus and the Prospectus Supplement or the Registration Statement and copies of the documents incorporated by reference therein.

         (d) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations or other legal entities in good standing (or the equivalent thereof, if any) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the equivalent thereof, if any) as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

         (e) The Stock to be issued and sold by the Company hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement.

         (f) The Company has an authorized capitalization as set forth in the Base Prospectus and the Prospectus Supplement, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement and, except as set forth in the Base Prospectus and the Prospectus Supplement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of, or ownership interests in, the Company are outstanding.

         (g) The Company has no subsidiaries and holds no interest in the stock or other equity securities of any other entity.

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         (h)      The Company has the full right, power and authority to enter into this Agreement and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

         (i) The Company has the full right, power and authority to enter into the Placement Agent's Warrant and to perform and discharge its obligations thereunder. The Placement Agent's Warrant has been duly and validly authorized by the Company and upon delivery to the Placement Agent upon the First Closing Date will be duly issued and constitute a legal, valid and binding obligation of the Company. The Warrant Stock has been duly authorized and reserved for issuance upon the exercise of the Placement Agent's Warrant and when issued upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable.

         (j) The execution, delivery and performance of this Agreement and the Placement Agent's Warrant by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

         (k) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Base Prospectus and the Prospectus Supplement, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents or legal matters contained in the Registration Statement are accurate and complete in all material respects.

         (l) All existing minute books of the Company and each of its subsidiaries, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Nomination/Corporate Governance Committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the "CORPORATE RECORDS") have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company that are not properly approved and/or recorded in the Corporate Records.

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         (m)      No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Placement Agent's Warrant, except such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Stock and the Warrant Stock by the Company in the manner contemplated herein and in the Base Prospectus and the Prospectus Supplement.

         (n) Except as described in the Base Prospectus and the Prospectus Supplement, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required under the terms and conditions of any existing agreement to which the Company is a party or otherwise bound to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the Effective Date.

         (o) The financial statements with the related notes and schedules of the Company included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (p) Except as set forth in the Base Prospectus and the Prospectus Supplement, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement or the Placement Agent's Warrant; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (q) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects that may result in a Material Adverse Effect.

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         (r)      Neither the Company nor any of its subsidiaries is (i) in
         violation of any provision of its charter or bylaws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its subsidiaries or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the "FDA") or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and
         (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

         (s) The contracts described in the Company's regular reports on Forms 10-Q, 10-K, and 8-K as filed by the Company with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

         (t) No labor problem or dispute with the employees of the Company exists or, to the Company's knowledge, is threatened or imminent, which might be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

         (u) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "PLAN" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "PROHIBITED TRANSACTION" (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect. The Company and each of its subsidiaries has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each "PENSION PLAN" (as defined in ERISA) for which the

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         Company would have any liability that is intended to be qualified under
         Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

         (v) The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company and each of its subsidiaries and their businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company and each of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company and each of its subsidiaries has not been refused any insurance coverage sought or applied for; and the Company and each of its subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in the Prospectus.

         (w) The Company and each of its subsidiaries has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances (including, without limitation, clearance from the FDA to proceed with a Phase III pre-hospital trial with PolyHeme(R), the Company's oxygen-carrying blood substitute, subject to obtaining institutional review board approval at the trial sites participating in the Company's clinical trials and compliance with the FDA's public notice and other requirements for conducting clinical trials pursuant to a waiver of informed consent), consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its businesses (collectively, "PERMITS"), except for such Permits which the failure to obtain would not have a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by the Company and each of its subsidiaries are valid and in full force and effect; there is no pending or threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed and the Company and each of its subsidiaries has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus.

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         (x)      KPMG LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

         (y) The Company and each of its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in the Base Prospectus and the Prospectus Supplement) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in the Base Prospectus and the Prospectus Supplement.

         (z) There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

         (aa) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (bb) Neither the Company nor any of its subsidiaries nor any of their officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

         (cc) The Company and each of its subsidiaries (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of

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

         any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement (exclusive of any supplement thereto). The Company has not been named as a "POTENTIALLY RESPONSIBLE PARTY" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         (dd) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and each of its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement.

         (ee) The Company and its subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's business as now conducted or as proposed in the Base Prospectus and the Prospectus Supplement to be conducted. Except as set forth in the Base Prospectus and the Prospectus Supplement (a) there are no rights of third parties to any such Intellectual Property; (b) to the best of the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's and its subsidiaries' rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company and its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding could be commenced against any patent or patent application described in the Base Prospectus and the Prospectus Supplement as being owned by or licensed to the Company; and (g) the Company and its subsidiaries have taken all steps necessary to perfect its ownership of the Intellectual Property.

         (ff) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company and its subsidiaries were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). The descriptions of the results of such studies and tests are accurate and complete in all material respects and fairly present the published data derived from such studies and tests, and the Company has no knowledge of other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the Base Prospectus and the Prospectus Supplement, except as described in the Base Prospectus and the Prospectus Supplement. Neither the Company nor any of its subsidiaries have received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or material modification of such studies or tests.

         (gg) The Company has established and administers a compliance program (including a written compliance policy) applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).

         (hh) Neither the Company nor any of its subsidiaries has failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any material required filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with applicable laws when filed and, except as referred to or described in the Base Prospectus or the Prospectus Supplement, no deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions.

         (ii) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Base Prospectus and the Prospectus Supplement and which is not so described.

         (jj) Neither the Company nor any of its subsidiaries is or, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, will become an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940, as amended.

         (kk) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Base Prospectus and the Prospectus Supplement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (ll) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock.

         (mm) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company, otherwise than as set forth or contemplated by the Base Prospectus and the Prospectus Supplement.

         Any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Stock shall be deemed a representation and warranty by the Company and its subsidiaries, as to the matters covered thereby, to the Placement Agent and the Purchasers.

3.       THE CLOSINGS.

         (a) First Closing. The completion of the initial purchase and sale of the Firm Stock (the "FIRST CLOSING") will occur at the office of Baker & McKenzie, counsel for the Company, at One Prudential Plaza, 130 East Randolph Drive, Chicago, Illinois at such time (the "FIRST CLOSING DATE") as is specified by the Company and the Placement Agent. At the First Closing, the Company will cause the transfer agent for the Stock to deliver to each Purchaser by means of electronic book-entry the number of shares of Firm Stock set forth on the signature page to such Purchaser's Subscription Agreement under the heading "Firm Shares" registered in the name of the Purchaser or, if so indicated on the Stock Certificate Questionnaire attached as Exhibit A thereto, in the name of a nominee designated by such Purchaser.

         (b) Option Closing. Pursuant to the terms of the Subscription Agreements, each Purchaser shall have the option (the "OPTION") to purchase the number of shares of Optional Stock set forth therein. The Option may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than sixty (60) days subsequent to the date of such Purchaser's Subscription Agreement. No Optional Stock shall be sold and delivered to any Purchaser unless the Firm Stock purchased by such Purchaser at the First Closing shall have been sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by Purchaser to the Company.

                  The Option, if exercised, shall be exercised by written notice (the "OPTION NOTICE") being given to the Company by the Purchaser setting forth the number of Optional Stock to be purchased by such Purchaser. The completion of the purchase and sale of Optional Stock (an "OPTION CLOSING") will occur at a place and time (each, an "OPTION CLOSING DATE", and together with the First Closing Date, the "CLOSING DATES") to be specified by the Company and the Placement Agent, and of which such Purchaser will be notified in advance by the Placement Agent. Each Option Closing shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. At an Option Closing, the Company will cause the transfer agent for the Stock to deliver to the Purchaser by means of electronic book-entry the number of shares of Optional Stock set forth in the Option Notice registered in the name of the Purchaser or, if so indicated on the Stock Certificate Questionnaire attached as Exhibit A to the Subscription Agreement, in the name of a nominee designated by the Purchaser.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agent and the Purchasers that:

         (a) The Company agrees (i) to make no further amendment or supplement prior to the Closing Dates to the Registration Statement or any amendment or supplement to the Prospectus Supplement, which shall be reasonably disapproved by the Placement Agent in good faith promptly after reasonable notice thereof; (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Placement Agent with copies thereof; (iii) to use its commercially reasonable efforts to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; (iv) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the

         Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information; and,
         (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

         (b) The Company will comply with the Securities Act and the Exchange Act, and the Rules and Regulations thereunder, so as to permit the completion of the distribution of the Stock as contemplated in this Agreement and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by a Placement Agent or a dealer in connection with the distribution of Stock contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish you with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which you reasonably object.

         (c) To furnish promptly to the Placement Agent and to counsel for the Placement Agent a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         (d) To deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request:
         (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement (not later than 10:00 A.M., New York time, on the Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement); and (iv) any document incorporated by reference in the Base Prospectus or Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

         (e) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

         (f) The Company will promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Stock for offering and sale under the securities, or blue sky, laws of such jurisdictions as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock and will pay the fee of the National Association of Securities Dealers, Inc. ("NASD") in connection with its review of the Offering. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified, to submit to taxation in any jurisdiction or to file a general consent to service of process in any jurisdiction.

         (g) The Company will not directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 60 days from the date of the Prospectus Supplement without the prior written consent of SG Cowen, other than (i) the sale of the Stock and the issuance of the Placement Agent's Warrant hereunder, (ii) the issuance of Common Stock pursuant to the exercise of currently outstanding stock options, (iii) the issuance of stock options pursuant to the Company's existing stock option plans and (iv) the issuance of Common Stock, stock options, stock appreciation rights or other securities or rights to the Company's directors, officers, employees, consultants or agents pursuant to equity incentive compensation plans adopted or approved by the board of directors of the Company after the date of this Agreement consistent with past practice. The Company will cause each of its executive officers and directors to furnish to the Placement Agent, prior to the First Closing Date, a letter, substantially in the form of Exhibit C hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of SG Cowen.

         (h) Prior to each Closing Date the Company will furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement or the Registration Statement.

         (i) Prior to each Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

         (j) The Company will apply the net proceeds from the sale of the Stock as set forth in the Prospectus Supplement under the heading "USE OF PROCEEDS".

         (k) The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

         (l) The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Stock.

         (m) The Company will not take any action prior to the First Closing Date which would require the Prospectus Supplement to be amended or supplemented pursuant to Section 4(b).

         (n) The Company will supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

5.       PAYMENT OF EXPENSES. The Company agrees with the Placement Agent to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the fees and expenses (including related reasonable fees and expenses of counsel for the Placement Agent) incurred in connection with filings made with the NASD; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Placement Agent); (g) all fees and expenses of the registrar and transfer agent of the Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 9, the Placement Agent shall pay its own costs and expenses, including the fees and expenses of its counsel.

6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENT AND THE SALE OF THE STOCK. The obligations of the Placement Agent and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on each Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

         (b) The Placement Agent shall not have discovered and disclosed to the Company on or prior to such Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Stock, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Baker & McKenzie shall have furnished to the Placement Agent, such counsel's written opinion, as counsel for the Company, addressed to the Placement Agent and the Purchasers and dated as of such Closing Date in form and substance reasonably satisfactory to the Placement Agent, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a Material Adverse Effect, and the Company has the corporate power to own its properties and engage in its business as described in the Registration Statement, the Base Prospectus and the Prospectus Supplement;

                           (ii) the Company has an authorized capitalization as
                  set forth in the Base Prospectus and the Prospectus Supplement, and all of the issued and outstanding shares of capital stock of the Company as of immediately prior to the Closing, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement;

                           (iii) other than the Optional Stock, there are no
                  preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                           (iv) the execution, delivery and performance by the
                  Company of its obligations under this Agreement, the Placement Agent's Warrants and the Subscription Agreements have been duly authorized by all necessary corporate action on the part of the Company. This Agreement, the Placement Agent's Warrants and the Subscription Agreements executed by the Company have been duly executed and delivered by the Company and constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with each of their terms;

                           (v) the execution and delivery of this Agreement, the
                  Placement Agent's Warrants and the Subscription Agreements by the Company, and the consummation by the Company of the transactions thereunder to be consummated on the Closing Date, do not violate (a) the Company's charter or by laws, (b) any statute, law, rule or regulation or (c) any judgment, decree or order of any court or any other agency of government known to such counsel that is applicable to the Company or its property. The execution and delivery of this Agreement, the Placement Agent's Warrant and the Subscription Agreements by the Company, and the consummation by the Company of the transactions thereunder to be consummated on such Closing Date, do not cause a material default by the Company under any agreement included as an exhibit to the Registration Statement or as an exhibit to any other registration statement or report filed by the Company with the Commission;

                           (vi) the Stock has been duly and validly authorized
                  and, when issued in accordance with the terms of this Agreement, the Placement Agent's Warrant and the Subscription Agreements, will be validly issued, fully paid and nonassessable. The shares of the Company's Common Stock which may be issued from time to time upon the exercise of the Placement Agent's Warrants have been duly and validly authorized and, upon payment of the exercise price in accordance with the terms of the Placement Agent's Warrants, and assuming no change in the applicable law or facts, will be validly issued, fully paid and nonassessable;

                           (vii) the Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion, the Prospectus Supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                           (viii) no approval, authorization or other action by
                  or filing with any governmental authority is required in connection with the execution and delivery by the Company of this Agreement, the Placement Agent's Warrant and the Subscription Agreements or the consummation by the Company of the transactions thereunder to be consummated on such Closing Date, except for such as have been duly obtained or made;

                           (ix) to such counsel's knowledge no person or entity
                  has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, the completion of the Offering or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right;

                           (x) the statements in the Base Prospectus and the
                  Prospectus Supplement under the headings "Our Business," "Risk Factors," "Description of the Securities We May Offer" and "Plan of Distribution," Item 15 of Part II of the Registration Statement and "Description of the Business" in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2002, in each case to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

                           (xi) to such counsel's knowledge, there is no action,
                  suit or proceeding that is pending or threatened against the Company in any court or before any governmental authority, arbitration board or tribunal that seeks to question, delay or prevent the consummation of the transactions contemplated by this Agreement, the Placement Agent's Warrant and the Subscription Agreements or that, if decided adversely to the Company, would have a Material Adverse Effect;

                           (xii) to such counsel's knowledge, the Company is not
                  a party to any contract or agreement of a character required to be described or incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement or to be filed as an exhibit to the Registration Statement that has not been described or filed as required;

                           (xiii) the Registration Statement (including the Base
                  Prospectus), as of its effective date, and the Prospectus Supplement, as of its date, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, including any Current Report on Form 8-K filed with the Commission prior to the Closing Date, when they became effective or were filed with the Commission, as applicable, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and

                           (xiv) the Company is not, and will not be after
                  giving effect to the offering of the Stock and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940, as amended.

                  Such counsel shall also have furnished to the Placement Agent a written statement, addressed to the Placement Agent and the Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Placement Agent, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, (y) based on such counsel's examination of the Registration Statement and such counsel's investigations made in connection with the preparation of the Registration Statement and conferences with certain officers and employees of and with auditors for and counsel to the Company, such counsel has no reason to believe that (I) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Base Prospectus or the Prospectus Supplement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Base Prospectus or the Prospectus Supplement or any further amendment or supplement to any such incorporated document made by the Company prior to such Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement, the Base Prospectus or the Prospectus Supplement.

         (e) The Placement Agent shall have received from Brown Raysman Millstein Felder & Steiner LLP, such opinion or opinions, dated such Closing Date and addressed to the Placement Agent, with respect to the issuance and sale of the Stock, the Registration Statement, the Base Prospectus, the Prospectus Supplement (together with any supplement thereto) and other related matters as the Placement Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (f) The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated as of such Closing Date, executed by its Chairman of the Board, its Chief Executive Officer or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Base Prospectus and the Prospectus Supplement and, in their opinion, the Registration Statement (including the Base Prospectus) as of its effective date and the Prospectus Supplement, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Base Prospectus or the Prospectus Supplement, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company and its subsidiaries in this Agreement are true and correct and the Company and its subsidiaries have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and
         (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Base Prospectus and the Prospectus Supplement.

         (g) At the time of the execution of this Agreement, the Placement Agent shall have received from KPMG LLP a letter, addressed to the Placement Agent and the Purchasers and dated such date, in form and substance reasonably satisfactory to the Placement Agent (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Base Prospectus and the Prospectus Supplement.

         (h) On each Closing Date, the Placement Agent shall have received a letter (the "BRING-DOWN LETTER") from KPMG addressed to the Placement Agent and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Base Prospectus and the Prospectus Supplement as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agent concurrently with the execution of this Agreement pursuant to Section 6(g).

         (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, and
         (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, the effect of which, in any such case described in clause
         (i) or (ii), is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (j) The Stock and Warrant Stock shall have been listed and admitted and authorized for trading on the Nasdaq National Market, and satisfactory evidence of such actions shall have been provided to the Placement Agent.

         (k) At the Execution Time, the Company shall have furnished to the Placement Agent a letter substantially in the form of Exhibit B hereto from each officer and director of the Company.

         (l) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Closing Date, prevent the issuance or sale of the Stock; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock.

         (n) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto the Placement Agent Agreement and any other documents relating thereto.

         (o) The Company shall have entered into Subscription Agreements with each of the Purchasers.

         (p) The Company shall have issued and delivered the Placement Agent's Warrant to SG Cowen.

         (q) Prior to the Closing Date, the Company shall have furnished to SG Cowen such further information, certificates and documents as SG Cowen may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

7.       INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company shall indemnify and hold harmless the Placement Agent, its officers, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively the "PLACEMENT AGENT INDEMNIFIED PARTIES" and each a "PLACEMENT AGENT INDEMNIFIED PARTY") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon
         (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein or (iv) any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Stock or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent's Information (as defined in Section 15). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

         (b) The Placement Agent shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "COMPANY INDEMNIFIED PARTIES" and each a "COMPANY INDEMNIFIED PARTY") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but with respect to each of clause (i) and this clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Placement Agent specifically for use therein, or (iii) any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Stock or the Offering contemplated hereby to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agent consists solely of the Placement Agent's Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity under this Section 7(b) exceed the total compensation received by the Placement Agent in accordance with Section 1(e).

         (c)      Promptly after receipt by an indemnified party under this
         Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of
         Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
         Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the

         Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Prospectus Supplement consists solely of the Placement Agent's Information. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Stock was offered and sold to the public less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. TERMINATION. This Agreement may be terminated by the Placement Agent in its absolute discretion by notice given to the Company if: (a) at any time after the execution and delivery of this Agreement and prior to the Closing Date: (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NASD, or trading in securities generally on the Nasdaq National Market or the New York Stock Exchange, shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any United States federal, New York or Illinois authorities; (iii) there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence, or any outbreak or escalation of national or international hostilities or any crisis or calamity, including, without limitation, related to terrorist activity, or any change in the United States or international financial markets, or any substantial change in the United States' or international political, financial or economic conditions, or in any law or regulation, as in the judgment of the Placement Agent seriously adversely affects or will seriously and adversely affect the financial markets or the business, operations or affairs of the Company; (iv) in the judgment of the Placement Agent there shall have occurred any Material Adverse Effect; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured; or (b) in the case of any of the events specified Sections 6(i) or 6(l), such event singly or together with any other event, makes it, in the Placement Agent's judgment, impracticable or inadvisable to market the Stock in the manner and on the terms contemplated in the Base Prospectus and the Prospectus Supplement. Any termination pursuant to this Section 8 shall be without liability on the part of any party hereto to any other party except that the provisions of Sections 5, 7 and 9 shall at all times be effective and shall survive such termination.

9. REIMBURSEMENT OF PLACEMENT AGENT'S EXPENSES. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Placement Agent and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agent, the Company will reimburse the Placement Agent upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Placement Agent in connection with this Agreement and the proposed purchase and sale of the Stock and, upon demand, the Company shall pay the full amount thereof to SG Cowen.

10. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Purchasers, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent's responsibility to the Company is solely contractual in nature and the Placement Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

11. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any person controlling any of them and shall survive delivery of and payment for the Stock.

12. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen Securities Corporation, 1221 Avenue of the Americas, New York, New York 10020, Attention: Jorge Pedreira, Esq. (Fax: 212-278-7995), with a copy to: Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022, Attention: Stuart Bressman, Esq. (Fax: 212-895-2900).

         (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Steven A. Gould, M.D. (Fax: 847-864-0353), with a copy to: Baker & McKenzie, One Prudential Plaza, 130 East Randolph Drive, Chicago, Illinois 60601,
         Attention: Craig Roeder, Esq. (Fax: 312-861-2899).

13. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq National Market is not open for trading.

                  "EFFECTIVE DATE" shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

                  "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "INTERFERENCE PROCEEDING" shall have the meaning set forth in 35 U.S.C. Section 135.

                  "TO THE COMPANY'S KNOWLEDGE" shall mean that which the Company knows or should have known using the exercise of reasonable due diligence.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15. PLACEMENT AGENT'S INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent's Information consists solely of the statements concerning the Placement Agent contained in the first paragraph under the heading "Plan of Distribution" in the Prospectus Supplement.

16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

18. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

                                             Very truly yours,

                                             NORTHFIELD LABORATORIES INC.

                                             By:______________________________
                                                Name:
                                                Title:

Accepted as of
the date first above written:

SG COWEN SECURITIES CORPORATION

By:_______________________________
   Name:
   Title:

                                    EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT

                                    EXHIBIT B

                        FORM OF PLACEMENT AGENT'S WARRANT

                                    EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT

                                   EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT


Northfield Laboratories Inc.
1560 Sherman Avenue
Suite 1000
Evanston, Illinois 60201-4800


The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1. This Subscription Agreement (this "Agreement") is made as of the date set forth below between Northfield Laboratories Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to _______________________ shares (the "Shares," which term includes the Firm Shares and the Optional Shares as described below) of its Common Stock, par value $.01 per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, for a purchase price of $5.60 per share (the "Purchase Price").

3. The offering and sale of the Shares (the "Offering") are being made pursuant to an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the "Core Prospectus"), the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission"). Upon the consummation of the sale of the Shares pursuant to the Offering, the Company intends to file a Prospectus Supplement (the "Prospectus Supplement") with the Commission containing certain supplemental information regarding the Shares and terms of the Offering.

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of shares (the "Firm Shares") of Common Stock set forth below under the heading "Firm Shares" for an aggregate purchase price set forth below. In addition, the Company also agrees to sell to the Investor, at the Investor's option, up to the number of additional shares (the "Optional Shares") of Common Stock set forth below under the heading "Optional Shares" at a price per share equal to the Purchase Price. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor, the Shares purchased by the Investor will be delivered by electronic book-entry at the Depository Trust Company ("DTC"), registered in the Investor's name and address as set forth below and will be released by Computershare Investor Services LLC, the Company's transfer agent (the "Transfer Agent"), to the Investor at the First Closing or the Option Closing, as the case may be.

5. The Investor represents that except as set forth below (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates and (b) it has no direct or indirect affiliation or association with any NASD member. Exceptions:


--------------------------------------------------------------------------------
                 (If no exceptions, write "none." If left blank,
                     response will be deemed to be "none.")

Firm Shares                              Optional Shares
-----------                              ---------------

Number of Shares:                        Number of Shares:
                 ----------------------                    ---------------------

Aggregate Purchase Price $               Aggregate Purchase Price $
                          -------------                            -------------

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                         Dated as of:                     , 2003
                                                     ---------------------



                                         "INVESTOR"

                                         By:
                                            ------------------------------------
                                         Print Name:
                                                    ----------------------------
                                         Title:
                                               ---------------------------------
                                         Address:
                                                 -------------------------------

                                                 -------------------------------

Agreed and Accepted
this __________, 2003:


NORTHFIELD LABORATORIES INC.

By:
   -------------------------------
Title:
      ----------------------------

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. AUTHORIZATION AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

         2. AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                  2.1 At the First Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Firm Shares set forth on the signature page to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the "Signature Page") for the aggregate purchase price therefor set forth on the Signature Page.

                  2.2 At the Option Closing (as defined in Section 3.2), the Company, at the Investor's option, will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, up to the number of Optional Shares set forth on the Signature Page for an aggregate purchase price equal to the number of Optional Shares being purchased by the Investor multiplied by the Purchase Price.

                  2.3 The Company proposes to enter into this same form of Subscription Agreement with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements."

                  2.4 Investor acknowledges that the Company intends to pay SG Cowen Securities Corporation (the "Placement Agent") a fee in respect of the sale of Shares to the Investor.

                  2.5 The Company has entered into a Placement Agent Agreement (the "Placement Agreement") with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor. A copy of the Placement Agreement is available upon request.

         3. CLOSINGS AND DELIVERY OF THE SHARES.

                  3.1 FIRM SHARES. The completion of the purchase and sale of the Firm Shares (the "First Closing") will occur at a place and time (the "First Closing Date") to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent. At the First Closing, the Company will cause the Transfer Agent to deliver to the Investor by electronic book-entry the number of Firm Shares set forth on the signature page hereto registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor.

                  3.2 OPTIONAL SHARES. The Investor shall also have the option (the "Option") to purchase the Optional Shares. The Option may be exercised as to all or any part of the Optional Shares at any time, and from time to time, not more than sixty (60) days subsequent to the date of this Agreement. No Optional Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by Investor to the Company.

                  The Option, if exercised, shall be exercised by written notice (the "Option Notice") being given to the Company by Investor setting forth the number of Optional Shares to be purchased by such Investor. The completion of the purchase and sale of the Optional Shares (the "Option Closing") will occur at a place and time (the "Option Closing Date", and together with the First Closing Date, the "Closing Dates") to be specified by the Company and the Placement Agent, and of which such Investor will be notified in advance by the Placement Agent. Each date and time for delivery of and payment for the Optional Shares shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. At the Option Closing, the Company will cause the Transfer Agent to deliver to the Investor by electronic book-entry the number of Optional Shares set forth in the Option Notice registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor.

                  3.3 The Company's obligation to issue the Firm Shares and the Optional Shares to the Investor will be subject to the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the applicable Closing Date.

                  The Investor's obligation to purchase the Firm Shares and the Optional Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the applicable Closing Date, including, without limitation, those contained in the Placement Agreement. The Investor's obligations are expressly not conditioned on the purchase by any or all of the other Investors of the Shares that they have agreed to purchase from the Company.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, (b) the Investor has answered all questions on the Signature Page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Dates and (c) the Investor, in connection with its decision to purchase the number of Shares set forth on the Signature Page, relied only upon the SEC Documents and the representations and warranties of the Company contained herein.

                  4.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Core Prospectus or the Prospectus Supplement.

                  4.3 The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                  4.4 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                  4.5 The Investor represents, warrants and agrees that it has not engaged in any short selling of the Company's securities, or established or increased any "put equivalent position" as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company's securities, within the past 10 trading days.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         6. NOTICES. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered as addressed as follows:

                (a)      if to the Company, to:

                         Northfield Laboratories Inc.
                         1560 Sherman Avenue, Suite 1000
                         Evanston, IL  60201-4800
                         Attn:  Chief Executive Officer
                         Phone:  847-864-3500
                         Telecopy:  847-864-0545

                (b)      with a copy mailed to:

                         Baker & McKenzie
                         One Prudential Plaza
                         130 East Randolph Drive
                         Chicago, IL  60601
                         Attn:  Craig A. Roeder
                         Phone:  312-861-3730
                         Telecopy:  312-861-2899

                (c) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         7. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         8. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

         9. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

         10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

         11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                                    EXHIBIT A

                          NORTHFIELD LABORATORIES INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


         Pursuant to Section 3 of the Agreement, please provide us with the following information:


1.  The exact name that your Shares are to be registered in
    (this is the name that will appear on your stock            ----------------
    certificate(s)). You may use a nominee name if appropriate:

2.  The relationship between the Investor and the registered
    holder listed in response to item 1 above:                  ----------------

3.  The mailing address of the registered holder listed in
    response to item 1 above:                                   ----------------

4.  The Social Security Number or Tax Identification Number of
    the registered holder listed in the response to item 1      ----------------
    above:

                                   EXHIBIT B
             Warrant to Purchase up to 73,821 Shares of Common Stock

                                       of

                          Northfield Laboratories Inc.


                            PLACEMENT AGENT'S WARRANT



                              Dated: July 28, 2003



         This certifies that SG COWEN SECURITIES CORPORATION (herein sometimes called the "PLACEMENT AGENT") or its permitted transferee (the Placement Agent or any such transferee is sometimes herein called the "HOLDER") is entitled to purchase from NORTHFIELD LABORATORIES INC., a Delaware corporation (the "COMPANY"), at the price and during the period as hereinafter specified, up to 73,821 shares (the "SHARES") (equal to three percent (3%) of the number of Shares (as defined below)) of common stock, $0.01 par value per share of the Company (the "COMMON STOCK") sold pursuant to the purchase agreements in the form included as Exhibit A to the Placement Agency Agreement (defined below) at a purchase price of $[_____] per share (equal to the average volume weighted closing price of a Share, as reported on the Nasdaq National Market for the five Trading Days (as defined herein) preceding the Closing Date (as defined in the Placement Agency Agreement), subject to adjustment as described below (as so adjusted from time to time, the "EXERCISE PRICE")), at any time during the four-(4) year period commencing one (1) year from the Closing Date.

         This Placement Agent's Warrant (the "PLACEMENT AGENT'S WARRANT") is issued pursuant to a Placement Agency Agreement between the Company and SG Cowen Securities Corporation, as Placement Agent, in connection with a public offering, through the commercially reasonable efforts of the Placement Agent, of up to 2,460,714 Shares as therein described (the "PLACEMENT AGENCY AGREEMENT"). All capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to such terms in the Placement Agency Agreement.

         1. EXERCISE. The rights represented by the Placement Agent's Warrant shall be exercisable at the Exercise Price, and during the periods as follows:

                  (a) During the period from the Closing Date to and through July 27, 2004 (the "FIRST ANNIVERSARY DATE"), inclusive, the Holder shall have no right to purchase any Shares hereunder.

                  (b) At any time and from time to time between, July 28, 2004 and July 29, 2008, (the expiration of five (5) years from the Closing Date, i.e. the "EXPIRATION DATE") inclusive, the Holder shall have the right to purchase such number of Shares hereunder as is determined pursuant to Section 1(c) hereof at the Exercise Price.

                  (c) This Placement Agent's Warrant shall be exercisable for such number of shares (rounded to the nearest whole number) as is equal to the aggregate number of shares of Firm Stock plus the aggregate number of shares of Optional Stock purchased by the Purchasers at the First Closing and any Option Closings multiplied by 0.03.

                  (d) After the Expiration Date, the Holder shall have no right to purchase all or any portion of the Shares hereunder.

         2. PAYMENT FOR SHARES; ISSUANCE OF CERTIFICATES; NET EXERCISE.

                  (a) The rights represented by the Placement Agent's Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Placement Agent's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Section 6 and subsections (b), (c) and (d) of Section 7 hereof. The Placement Agent's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Placement Agent's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for the Shares shall be issuable upon such exercise shall become the holder or holders of record of such Shares at that time and date. The Shares and the certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Placement Agent's Warrant shall have been so exercised.

                  (b) Notwithstanding anything to the contrary contained in
Section 2(a), the Holder may elect to exercise this Placement Agent's Warrant in whole or in part on a "cashless exercise basis" by receiving Shares equal to the value (as determined below) of this Placement Agent's Warrant, or any part hereof, upon surrender of the Placement Agent's Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

         Where:            X =  the number of Shares to be issued to the Holder;

                           Y = the number of Shares issuable upon exercise of this Placement Agent's Warrant or, if only a portion of this Placement Agent's Warrant is being exercised, the portion of this Placement Agent's Warrant being canceled (at the date of such calculation);

                           A = the fair market value of one share of Common Stock (at the date of such calculation);

                           B = the Exercise Price (as adjusted to the date of such calculation).

For the purpose of any computation under this Subsection 2(b), the fair market value per share of Common Stock at any date shall be deemed to be the closing price of the Common Stock on the Trading Day immediately preceding the date as of which the fair market value is being determined, provided that if the Common Stock is not then listed on any market or exchange, then the fair market value shall be the average of the closing bid prices for the Common Stock on the OTC Bulletin Board, or, if such is not available, the Pink Sheets LLC (formerly the National Quotation Bureau), or otherwise the average of the closing bid prices for the Common Stock quoted by two market-makers of the Common Stock, or otherwise such fair market value shall be determined in good faith by the Corporation and the Holders. "TRADING Day" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded (the "PRINCIPAL MARKET") as reported by Bloomberg Financial Markets ("BLOOMBERG'S") is open for trading. "Closing price" shall mean the last sale price for the Common Stock on the Principal Market on any particular Trading Day.

         3. TRANSFER. (a) The Placement Agent's Warrant shall not be sold, transferred, assigned, or hypothecated for a period of one (1) year commencing on the Closing Date, except that it may be transferred to successors of the Holder.

                  (b) Any transfer of this Placement Agent's Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering the Placement Agent's Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, accompanied by
(x) a written instrument of transfer in form reasonably satisfactory by the Company, duly executed by the registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact, (y) a certificate (signed by an officer of the Holder if the Holder is a corporation) stating that each transferee is a permitted transferee under this Section 3; and
(z) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that this Placement Agent's Warrant or the Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act of 1933, as amended (the "ACT").

                  Upon any transfer of this Placement Agent's Warrant or any part thereof in accordance with the first sentence of this Section 3(b), the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Placement Agent's Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder at such time.

                  (c) Any attempted transfer of this Placement Agent's Warrant or any part thereof in violation of this Section 3 shall be null and void ab initio.

         4. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Shares which may be purchased hereunder will, upon issuance and delivery against payment therefor of the requisite purchase price, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the periods within which the Placement Agent's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Placement Agent's Warrant.

         5. NO VOTING OR DIVIDEND RIGHTS. The Placement Agent's Warrant shall not entitle the Holder to any voting rights or other rights, including without limitation notice of meetings of other actions or receipt of dividends, as a stockholder of the Company.

         6. REGISTRATION RIGHTS. The Company covenants and agrees that, during the periods within which the Placement Agent's Warrant may be exercised, the Company will, upon the written request of the Placement Agent, use its commercially reasonable efforts to amend or supplement the registration statement filed on Form S-3 in connection with the offering of the Common Stock that is subject to the Placement Agency Agreement in order to include any additional information as, in the opinion of counsel to the Placement Agent, may be required to permit a public offering of all or any of the Shares underlying the Placement Agent's Warrant (the "REGISTRABLE SECURITIES"). In the event that, during any such periods, the Registrable Securities may not be publicly offered under such registration statement, the Holders of Placement Agent's Warrants shall have the following registration rights:

                   (a) Except as provided in Section 6(b), the Company shall advise the Holder or its permitted transferee, whether the Holder holds the Placement Agent's Warrant or has exercised the Placement Agent's Warrant and holds Shares, by written notice at least ten (10) business days prior to the filing of any new registration statement thereto under the Act, covering any equity securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable form), and will, during the four (4) year period from the First Anniversary Date, upon the request of the Holder, include in any such new registration statement (the "REGISTRATION STATEMENT") such information as may be required to permit a public offering of, all or any of the Registrable Securities.

                  (b) At any time during the four (4) year period beginning on the First Anniversary Date, a 50% Holder (as defined below) may request that the Company register under the Act any and all of the Registrable Securities held by such 50% Holder, at the Company's expense (except as provided below). Except as otherwise expressly provided herein, the holders of Registrable Securities may exercise the demand registration rights provided in this Section 6(b) only on one occasion. Upon the receipt of any such notice, the Company will promptly, but no later than four weeks after receipt of such notice, file a post-effective amendment to any existing registration statement or a new registration statement pursuant to the Act (such post-effective amendment or new registration statement, a "DEMAND REGISTRATION STATEMENT"), so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company shall, subject to Section 6(h), use its commercially reasonable efforts to cause such Demand Registration Statement to become effective (including the taking of such reasonable steps as are necessary to obtain the removal of any stop order) within 120 days after the receipt of such notice, provided, that such 50%

Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% Holder may, at its option, request the registration of any of Registrable Securities in a registration statement made by the Company as contemplated by Section 6(a) or in connection with a request made pursuant to this Section 6(b), in either case prior to acquisition of the Shares issuable upon exercise of the Placement Agent's Warrant. Subject to Section 6(h), within ten days after receiving any such notice pursuant to this Section 6(b), the Company shall give notice to any other Holders of the Placement Agent's Warrant, advising that the Company is proceeding with such Demand Registration Statement and offering to include therein, pursuant to Section 6(a), the Shares underlying that part of the Placement Agent's Warrant held by the other Holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing.

                  (c) The term "50% HOLDER" as used in this Section 6 shall mean the Holder(s) of at least 50% of the Placement Agent's Warrant and/or the Shares underlying the Placement Agent's Warrant upon the initial issuance of the Placement Agent's Warrant, as the same may have been adjusted pursuant to
Section 8.

                  (d) For so long as the Registrable Securities included in any Registration Statement or Demand Registration Statement remain unsold, but in any event not longer than 270 days after the date of effectiveness of such Registration Statement or Demand Registration Statement (plus the number of days, if any, that such Registration Statement or Demand Registration Statement has been suspended pursuant to the provisions of Section 6(h)), the Company shall, subject to Section 6(h), use its commercially reasonable efforts to (i) maintain the effectiveness of such Registration Statement or Demand Registration Statement; (ii) timely file all reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder; (iii) file such post-effective amendments to the Registration Statement or Demand Registration Statement as may be necessary so that the Registration Statement or Demand Registration Statement does not contain any misstatement of a material fact or omit to state any material fact required to make the statements therein not misleading; (iv) supply prospectuses and such other documents as any Holder whose Registrable Securities are included in such Registration Statement or Demand Registration Statement may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; (v) register and qualify any of the Registrable Securities for sale in such jurisdictions within the United States (x) as any such Holder designates and (y) with respect to which the Company obtained a qualification in connection with its initial public offering, provided that the nothing in this clause (v) shall require the Company to qualify to do business as a foreign corporation, submit to taxation in any jurisdiction or to file a general consent to service of process in any jurisdiction in which it is not otherwise so qualified or required to file such a consent at the time; and (vi) do any and all other acts and things which may be necessary or desirable to enable any such Holder to consummate the public sale or other disposition of the Registrable Securities included in the Registration Statement or Demand Registration Statement, all at no expense to such Holder or the Placement Agent (except as provided in the immediately following sentence). All costs and expenses in connection with any Registration Statement or

Demand Registration Statement shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any other advisors retained by them and any underwriting discounts or sales or other commissions applicable to any of the Registrable Securities sold by them. In connection with any Registration Statement or Demand Registration Statement, the Company shall furnish indemnification in the manner provided in Section 7 hereof, and each Holder whose Registrable Securities are included therein shall furnish information and indemnification in the manner provided in Section 7. Subject to
Section 6(g), the Company shall have the right to include additional shares of Common Stock to be issued and sold by the Company in any Demand Registration Statement.

                  (e) Notwithstanding the foregoing set forth in this Section 6, the Company shall not be required to include in any Registration Statement or any Demand Registration Statement any Registrable Securities which in the opinion of counsel to the Company (which opinion is reasonably acceptable to counsel to the Placement Agent) would be saleable without restriction or limitation under the holding period requirements or volume limitations under Rule 144 (or its successor) if the Placement Agent's Warrant was exercised pursuant to Section 2(b) herein.

                  (f) If any registration pursuant to this Section 6 is in the form of an underwritten offering, the Company will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering. The Company shall (together with each Holder whose Registrable Securities are included in such offering) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, and upon such withdrawal the original request of such Holder to cause Registrable Securities to be registered shall not be deemed to constitute a request for registration pursuant to Section 6(b), provided that the withdrawal of one or more Holders shall not affect the determination of whether any request made pursuant to Section 6(b) was made by a 50% Holder, and provided further that if all Holders who have requested inclusion of their shares in a Demand Registration pursuant to Section 6(b) withdraw their Registrable Securities, then, notwithstanding anything to the contrary in this Placement Agent's Warrant, any Holders who request registration of Registrable Securities pursuant to Section 6(b) in the future shall be responsible for and pay all expenses incurred by the Company in connection with such future registration.

                  (g) (i) In the event that any registration pursuant to Section 6(a) shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises in writing that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Registration Statement, then priority for including shares of Common Stock in the Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the Company and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to the Holders requesting registration of their Registrable Securities and each other person who has requested inclusion of shares of Common Stock pursuant to a "piggyback" registration right, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them. (ii) In the event that any registration pursuant to Section 6(b) shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises in writing that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Demand Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Demand Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Demand Registration Statement, then priority for including shares of Common Stock in the Demand Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the 50% Holder and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to the Company and each other person (including any Holder who is not a 50% Holder and who requests inclusion of Registrable Securities in the Demand Registration Statement pursuant to
Section 6(a)) who has requested inclusion of shares of Common Stock pursuant to a "piggyback" registration right, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them.

                  (h) In any registration initiated by the Company or by any person having "demand" registration rights (other than a 50% Holder exercising such rights pursuant to Section 6(b)) in which Holders request inclusion of their Registrable Securities pursuant to Section 6(a), if at any time after giving notice of its intention to register securities and prior to the effective date of the Registration Statement the Company or such other person shall determine for any reason not to register or to delay registration of it securities, the Company may, at its election, give written notice of such determination to each Holder that has requested inclusion of Registrable Securities in the Registration Statement and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. If (i) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Act, the Company discovers that, or any event occurs as a result of which, the prospectus (including any supplement thereto) included in any Registration Statement or Demand Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) the

Commission issues any stop order suspending the effectiveness of any Registration Statement or proceedings are initiated or threatened for that purpose, then the Company shall promptly deliver a written notice to such effect to each Holder whose Registrable Securities are included in such Registration Statement or Demand Registration Statement, and each such Holder shall immediately upon receipt of such notice discontinue its disposition of Registrable Securities pursuant to such Registration Statement or Demand Registration Statement until its receipt of the copies of the supplemented or amended prospectus contemplated by the immediately following sentence and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus or prospectus supplement relating to such Registrable Securities current at the time of receipt of such notice. As promptly as practicable following the event or discovery referred to in clause (i) of the immediately preceding sentence, the Company shall prepare and furnish to the Holders whose Registrable Securities are included in such Registration Statement or Demand Registration Statement a reasonable number of copies of an amendment or supplement of such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this Section 6 if the filing or maintenance of any Registration Statement or Demand Registration Statement would require the Company to make a disclosure that would, in the reasonable judgment of the Company's Board of Directors, have a material adverse effect on the business, operations, properties, prospects or financial condition of the Company or on pending or imminent transactions, the Company shall have the right, exercisable for a period not to exceed in the aggregate 60 consecutive calendar days in any period of twelve consecutive months (the "Blackout Period") upon written notice to the Holders, to delay the filing of any Registration Statement or Demand Registration Statement or of any amendment thereto, to suspend its obligation to maintain the effectiveness of any Registration Statement or Demand Registration Statement and to suspend the use of any prospectus or prospectus supplement in connection with any Registration Statement or Demand Registration Statement. Each Holder agrees that upon receipt of any such notice from the Company, it shall immediately cease all efforts to dispose of Registrable Securities pursuant to such Registration Statement or Demand Registration Statement until such time as the Company shall notify it of the end of such restrictions or, if earlier, the expiration of the Blackout Period.

         7. INDEMNIFICATION. (a) Whenever pursuant to Section 6 a Registration Statement or Demand Registration Statement relating to any Shares issued upon exercise of the Placement Agent's Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such Registration Statement or Demand Registration Statement, amendment or supplement (such Holder being hereinafter called the "DISTRIBUTING HOLDER"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or Demand Registration Statement as declared effective or any final prospectus constituting a part thereof or any amendment or supplement thereto, (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Distributing Holder in connection with, or relating in any manner to, the Registration Statement or Demand Registration Statement or the offering contemplated thereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Distributing Holder through its gross negligence or willful misconduct) and will reimburse the Distributing Holder or such controlling person or underwriter promptly upon demand for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof and provided further, that the indemnity agreement provided in this Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of any Distributing Holder, controlling person of such Distributing Holder, underwriter or controlling person of such underwriter from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact, received such preliminary prospectus, if a copy of the prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the rules and regulations of the Commission thereunder. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to each Distributing Holder.

                  (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement or Demand Registration Statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or (ii) are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability, which each Distributing Holder might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to the Company.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for indemnity or contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party, and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party satisfactory to the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five (45) days after invoice to the indemnifying party.

                  (f) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or 7(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and the Distributing Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the "control" stockholders on the one hand or the Distributing Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Distributing Holder agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7(f). The amount paid or
payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(f): (i) each Distributing Holder shall not be required to contribute any amount in excess of the amount of proceeds received by such Holder from sale(s) of such Holder's Shares pursuant to the Registration Statement or Demand Registration Statement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) enter into any transaction whereby the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares (or other securities for which such Shares have previously been exchanged or converted) subject to this Placement Agent's Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Placement Agent's Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Placement Agent's Warrant had been exercised by such Holder immediately prior to such date, the Holder would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price hereof immediately prior to such event was $7.00 per Share and the number of Shares issuable upon exercise of this Placement Agent's Warrant was 85,500, the adjusted Exercise Price immediately after such event would be $3.50 per Share and the adjusted number of Shares issuable upon exercise of this Placement Agent's Warrant would be 171,000. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of the Placement Agent's Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (c) In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 8, the Holder of the Placement Agent's Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of the Placement Agent's Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 8(a) above.

         9. GOVERNING LAW. This Agreement shall be governed by and in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

         10. BINDING EFFECT ON SUCCESSORS. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time prior to the Expiration Date, then as a condition of such consolidation, merger or sale or conveyance, the Company shall give written notice of consolidation, merger, sale or conveyance to the Holder and, from and after the effective date of such consolidation, merger, sale or conveyance the Placement Agent's Warrant shall represent only the right to receive the consideration that would have been issuable in respect of the Shares underlying the Placement Agent's Warrant in such consolidation, merger, sale or conveyance had the Placement Agent's Warrant been exercised in full immediately prior to such effective time and the Holder shall have no further rights under this Placement Agent's Warrant other than the right to receive such consideration.

         11. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Placement Agent's Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

         12. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         13. HEADINGS. The headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         14. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         15. SURVIVAL. The rights and obligations of the Company, of the holder of this Warrant and of the holder of Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.



         IN WITNESS WHEREOF, the Company has caused this Placement Agent's Warrant to be signed by its duly authorized officers under its corporate seal, and this Placement Agent's Warrant to be dated July 28, 2003.



                                    NORTHFIELD LABORATORIES INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                  PURCHASE FORM

                  (To be signed only upon exercise of Warrant)



         The undersigned, the holder of the foregoing Placement Agent's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______________ Shares of Common Stock, $0.01 par value per share (the "SHARES"), of NORTHFIELD LABORATORIES INC. and either


[ ]      tenders herewith payment of the aggregate Exercise Price in respect of the Shares in full, in the amount of $_________; or


[ ]      elects pursuant to Section 2(b) of such Warrant to convert such Warrant into Common Stock on a cashless exercise basis; and

[ ]      requests that the certificates for the Shares issued in the name(s) of, and delivered to _________________, whose address(es) is (are):



         Dated:   __________________________


                            By:
                                 ---------------------------

                                 ---------------------------

                                 ---------------------------
                                 Address

                                  TRANSFER FORM

         (To be signed only upon transfer of Placement Agent's Warrant)



         For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase Shares represented by the foregoing Placement Agent's Warrant to the extent of __________ Shares, and appoints _________________________ attorney to transfer such rights on the books of Northfield Laboratories Inc., with full power of substitution in the premises. The undersigned believes that each transferee is a permitted transferee under Section 3 of the Placement Agent's Warrant.



         Dated:  ____________________________


                              By:
                                   -----------------------------

                                   -----------------------------

                                   -----------------------------
                                   Address


In the presence of:


---------------------------

                                   EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT


                                                                   JULY __, 2003

SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York  10020

         RE:   NORTHFIELD LABORATORIES INC. - OFFERING OF COMMON STOCK

Dear Sirs:

         In order to induce SG Cowen Securities Corporation ("SG COWEN") to enter in to a certain placement agent agreement with Northfield Laboratories Inc., a Delaware corporation (the "COMPANY"), with respect to the offering of shares of the Company's Common Stock, par value $.01 per share ("COMMON STOCK"), the undersigned hereby agrees that for a period of 90 days following the date of the final prospectus (the "FINAL PROSPECTUS") filed by the Company with the Securities and Exchange Commission in connection with such offering, the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933 (the "SECURITIES ACT") and the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares, the "BENEFICIALLY OWNED SHARES")) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable in Common Stock or (iii) engage in any short selling of the Common Stock. Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit the transfer of shares of Common Stock, Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for shares of Common Stock (i) as a bona fide gift, provided the recipient thereof agrees in writing to be bound by the terms thereof or (ii) as a distribution to partners, retired partners or the estates of such partners or retired partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms thereof.

         Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned from and after the date hereof shall be bound by the terms of this Agreement.

         In addition, the undersigned hereby confirms that the undersigned does not have the right to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

SIGNATURE BLOCK FOR A NATURAL PERSON


------------------------------------------

Name:
     -------------------------------------
                Please Print

Date:
     ---------------


SIGNATURE BLOCK FOR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY


Name of corporation, partnership, trust or other entity, including type of entity and jurisdiction of organization:


-------------------------------------------------

-------------------------------------------------
                Please Print



By:
   -------------------------------------

Name:
     -----------------------------------
               Please Print
Title:
      ----------------------------------
               Please Print

Date:
     ---------------


                      [Signature Page to Lock-Up Agreement]